NOVEMBER 2024 INVESTOR UPDATES

2 This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward- looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about Houston Electric’s Greater Houston Resiliency Initiative ("GHRI") and longer-term resiliency plans, capital investments (including with respect to incremental capital opportunities, deployment of capital, renewables projects, and financing of such projects), the timing of and projections for upcoming rate cases for CenterPoint Energy and its subsidiaries, the timing and extent of CenterPoint Energy's recovery, including with regards to its restoration costs for the severe weather events in May 2024 ("May 2024 Storm Events") and Hurricane Beryl, its generation transition plans and projects, projects included in CenterPoint Energy's Natural Gas Innovation Plan and System Resiliency Plan, and projects included under its 10-year capital plan, the extent of anticipated benefits of new legislation, the pending sale of our Louisiana and Mississippi natural gas LDC businesses, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including with respect to the restoration costs for the May 2024 Storm Events and Hurricane Beryl and the timing of any future equity issuances, securitization, credit metrics and parent level debt), the timing and anticipated benefits of our generation transition plan, including our exit from coal and our 10-year capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, CenterPoint's continued focus on liquidity and credit ratings, tax planning opportunities, future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, expected customer growth, and sustainability strategy, including our net zero and greenhouse gas emissions reduction goals. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the announced sale of our Louisiana and Mississippi natural gas LDC businesses, and the completed sale of Energy Systems Group, LLC, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital, inflation, interest rates, and their effect on sales, prices and costs; (5) disruptions to the global supply chain and volatility in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to the May 2024 Storm Events and Hurricane Beryl, Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative and regulatory actions or developments, including any actions resulting from the May 2024 Storm Events and Hurricane Beryl, as well as tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s net zero and carbon emissions reduction goals; (9) the impact of pandemics; (10) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (11) the impact of potential wildfires; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, and September 30, 2024, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share and also provides non-GAAP funds from operations / non-GAAP rating agency adjusted debt (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. Cautionary Statements

November 08, 2024 Updates ● CenterPoint Reaffirms Targeting industry-leading non-GAAP EPS annual growth of 8% in 2024 ● CenterPoint Reaffirms 2025 non-GAAP EPS guidance target range of $1.74 - $1.76 which, at the midpoint, would represent 8% growth from 2024 midpoint ● CenterPoint Reaffirms Targeting sustainable non-GAAP EPS and dividend per share growth at the mid-to-high end of 6 - 8% annually through 2030 (1) ● CenterPoint provides an update to multiple rate case proceedings on slide 5 31) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E Note: Refer to slide 2 for information on forward-looking statements and appendix slides for reconciliations and information on non-GAAP assumptions and measures, including non-GAAP EPS.

Q3 Update

Pillar	Long-Term Strategic Objectives	Q3' 24 Updates
Consistent, Sustainable Growth for Our Investors	Targeting industry-leading non-GAAP EPS annual growth of 8% in 2024 and dividend per share growth in line with non-GAAP EPS earnings of $1.61 - $1.63; achieved ~75% YTD of midpoint FY24 non-GAAP EPS guidance	Delivered $0.31 non-GAAP EPS for the third quarter; Reaffirmed 2024 guidance
	Targeting sustainable non-GAAP EPS and dividend per share growth at the mid-to-high end of 6 - 8% annually through 2030[1]	Initiating 2025 non-GAAP EPS guidance target range of $1.74 - $1.76 which, at the midpoint, would represent 8% growth from 2024 midpoint
Resilient, Reliable, & Affordable Energy for Customers	Maintaining balance sheet health; long-term FFO/Debt[2] target of 14% - 15% through 2030	Delivered 13.8% TTM 3Q FFO/Debt[2]
	Plan to efficiently fund robust capital investment plan with asset recycling gross proceeds and securitization proceeds totaling ~$3B[3] in 2025+ and equity or equity-like proceeds of $2.5B through 2030	Increasing equity or equity-like issuance plan by $1.25B to fund incremental capital through 2030
	Seeking to keep rates affordable through 1-2% O&M reductions[4], securitization charges ended or extending cost recovery[5], and robust annual customer growth[6]	Anticipate residential delivery charges to be in line with inflation
Positively Impacting our Communities	Increasing investments in reliability, resiliency, and safer energy for the benefit of our customers and our communities, from $44.5B to $47B[7]	Increased capital investment plan[7] by $2.5B for incremental resiliency investments in Houston Electric

Note: Refer to slide 2 for information on forward-looking statements and appendix slides for reconciliations and information on non-GAAP assumptions and measures, including non-GAAP EPS.

1) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E
2) Based on Moody's methodology; Adjusted one-time Uri-related items and CEHE storm related costs; FFO/Debt is a non-GAAP measure. Refer to appendix for Moody's Q3 reconciliation
3) ~$3B includes $1.2B of LA/MS gross proceeds
4) O&M average annual reduction target includes Electric and Natural Gas business, excludes utility costs to achieve, severance costs and amounts with revenue offsets
5) Securitization includes CEHE transition bonds ending in 3Q 2024 and SIGECO securitization bonds
6) Internal projection through 2030
7) Refers to 10-year capital plan from 2021A-2030E

4

Rate Case Snapshot

CenterPoint Energy

Updates as of 11/8/2024 (MN Gas and Houston Electric)

	IN Electric (Docket 45990)	MN Gas (Docket 23-173)	Houston Electric (Docket 56211)	OH Gas (Docket 24-0832-GA-AIR)
Date Filed	Proposed Settlement Filed Key Details Below	✓ November 1, 2023	✓ March 6, 2024	Filed on October 29, 2024
Test Year End		Forward test year: 2024 & 2025	2023	Forward test year: 2024
Revenue Request	$80MM (Proposed)[2]	2024: $84.6MM 2025: $51.8MM	$56MM	TBA
Equity Layer / ROE[1]	Settlement[2][3]: 48.3% / 9.8% Requested: 48.3% / 10.4% Authorized:43.5% / 10.4%	Requested: 52.5% / 10.3% Authorized: 51.0% / 9.4%	Requested: 44.9% / 10.4% Authorized: 42.5% / 9.4%	Requested ROR: TBA Authorized: 51.1% / Confidential
Debt Layer / Cost of Debt	Settlement[2]: 39.5% / 5.1% Requested: 39.5% / 5.1% Authorized: 43.6% / 6.3%	Requested: 47.5% / 4.5% Authorized: 49.0% / 4.1%	Requested: 55.1% / 4.3% Authorized: 57.5% / 4.4%	Requested: TBA Authorized: 48.9% / 5.1%
Key Dates[5]	Customer rates to be updated March '25 and March '26; Final Order on Feb 3, 2025[4]	Reached a settlement agreement In Principle[6]	Resumed Settlement Negotiations	Filed on October 29, 2024

Note: Refer to slide 2 for information on forward-looking statements

1) Authorized refers to current authorization prior to case outcome
2) Partial settlement filed on May 20, 2024
3) Equity % net of cost-free capital and other capital comprised of 11.90% and 0.33%, respectively
4) IURC can extend up to 60 days for "Good Cause"
5) Future dates are expected
6) See slide 7 for more details

5

Appendix 6

MN case support 7

8 aaaaaaaaa Quarter Ended Year-to-Date Ended September 30, 2024 September 30, 2024 Dollars in millions Diluted EPS(1) Dollars in millions Diluted EPS(1) Consolidated income (loss) available to common shareholders and diluted EPS $ 193 $ 0.30 $ 771 $ 1.20 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $12 and $1, respectively)(2)(3) (42) (0.07) 9 0.01 Indexed debt securities (net of taxes of $11 and $3, respectively)(2) 42 0.07 (11) (0.02) Impacts associated with mergers and divestitures (net of taxes of $1 and $5, respectively)(2) 5 0.01 13 0.02 Consolidated on a non-GAAP basis(4) $ 198 $ 0.31 $ 782 $ 1.22 (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense. (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) The calculation on a per-share basis may not add down due to rounding Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

CenterPoint Energy

Reconciliation: Net Cash Provided by Operating Activities and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Adj. Debt

Based on Moody's Methodology

Twelve month to date ended and as of period ended, respectively ($ in millions)	YE 2023	3Q 2024
Net cash provided by operating activities (A)	$3,877	$2,058
Add back:		
Accounts receivable and unbilled revenues, net	(423)	(40)
Inventory	(167)	(123)
Taxes receivable	74	102
Accounts payable	302	106
Other current assets and liabilities	(162)	(66)
Adjusted cash from operations	3,501	2,037
Plus: Rating agency adjustments[1]	12	14
Non-GAAP funds from operations (FFO) (B)	$3,513	$2,051
Total Debt, Net		
Short-term Debt:		
Short-term borrowings	4	-
Current portion of VIE Securitization Bonds long-term debt	178	94
Indexed debt, net	5	3
Current portion of other long-term debt	872	51
Long-term Debt:		
VIE Securitization bonds, net	320	314
Other long-term debt, net	17,239	19,415
Total Debt, net (C)	18,618	19,877
Plus: Rating agency adjustments[1]	357	(30)
Non-GAAP rating agency adjusted debt (D)	$18,975	$19,847
Net cash provided by operating activities / total debt, net (A/C)	20.8%	10.4%
CFO Pre-Working Capital/Debt– **Moody's**[1] (B/D)	18.5%	10.3%
CNP Adjustments to FFO for 1-time items (E)	(878)	574
CNP Adjustments to Debt for 1-time items (F)	(216)	(850)
Non-GAAP FFO / Non-**GAAP adjusted debt ("FFO/Debt") Adjusted for 1**-time items[2] (B + E / D + F)	14.0%	13.8%

1) Based on Moody's methodology, including adjustments related to total lease costs (net of lease income), stock dividends, non-recurring items, and defined benefit plan
2) CNP further reduced FY 2023 FFO for non-recurring Winter Storm Uri related securitization proceeds and both FY 2023 and TTM 3Q 2024 for the associated one-time of $150MM Uri related debt as well as CEHE storm related costs (FFO: $559; Debt: $700). Please see note 18 of the 2023 Form 10-K for supplemental disclosure of cash flow information

9

10 Twelve month to date ended and as of period ended, respectively ($ in millions) YE 2023 3Q 2024 Unadjusted EBITDA Gross Margin 6,536 6,832 O&M (2,850) (3,022) Taxes and Other (525) (540) Unadjusted EBITDA 3,161 3,270 Less: Cash interest paid 664 763 Less: Cash taxes paid 215 7 Plus: Rating agency adjustments(1) (179) (106) Non-GAAP funds from operations (FFO) 2,103 2,394 Total Debt, Net Short-term Debt: Short-term borrowings 4 - Current portion of VIE Securitization Bonds long-term debt 178 94 Indexed debt, net 5 3 Current portion of other long-term debt 872 51 Long-term Debt: VIE Securitization bonds, net 320 314 Other long-term debt, net 17,239 19,415 Total Debt, net 18,618 19,877 Plus: Rating agency adjustments(2) 184 (118) Non-GAAP rating agency adjusted debt 18,802 19,759 Unadjusted EBITDA / total debt, net 17.0% 16.5% FFO/Debt (S&P) 11.2% 12.1% FFO/Debt (S&P) – adjusted for one-time items (2)(3) 12.3% 12.6% Based on S&P’s Methodology 1) Based on S&P’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, non-recurring items, and defined benefit plan 2) CNP removes Winter Storm Uri related. Please see note 23 of the 2023 Form 10-K for supplemental disclosure of cash flow information 3) Excludes CEHE storm related debt cost of $700MM Reconciliation: Gross Margin and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Rating Agency Adjusted Debt

11 aaaaaaaaa Information Location Electric ▪ Estimated 2023 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule Regulatory Information – Electric Natural Gas ▪ Estimated 2023 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule Regulatory Information – Gas Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Regulatory Information – Electric (Pg. 5) Rate changes and Interim mechanisms filed Form 10-K – Rate Change Applications section Regulatory Information

12 Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on income available to common shareholders, diluted earnings per share, and net cash provided by operating activities to total debt, net, and gross margin to total debt, net, the following financial measures which are not generally accepted accounting principles (“GAAP”) financial measures: non-GAAP income, non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP funds from operations / non-GAAP rating agency adjusted debt (Moody’s and S&P) (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2023 and 2024 non-GAAP EPS excluded and 2024 and 2025 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of the Company's 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 ("ZENS") and related securities, and (b) Gain and impact, including related expenses, associated with mergers and divestitures, such as the divestiture of Energy Systems Group, LLC, and the Louisiana and Mississippi gas LDC sales. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2024 and 2025 non-GAAP EPS guidance ranges also consider assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2024 and 2025 non-GAAP EPS guidance ranges may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. Funds from operations (Moody’s) excludes from net cash provided by operating activities accounts receivable and unbilled revenues, net, inventory, taxes receivable, accounts payable, and other current assets and liabilities, and includes certain adjustments consistent with Moody’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, and defined benefit plan contributions (less service costs). Non-GAAP rating agency adjusted debt (Moody’s) adds to Total Debt, net certain adjustments consistent with Moody’s methodology, including Series A preferred stock, pension benefit obligations, and operating lease liabilities and further adjustments related to Winter Storm Uri debt and one time cash taxes. Funds from operations (S&P) excludes from gross margin O&M, taxes and other, cash interest paid and cash taxes paid, and includes certain adjustments consistent with S&P's methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, non-recurring items, and defined benefit plan. Non-GAAP rating agency adjusted debt (S&P) adds to Total Debt, net certain adjustments consistent with S&P's methodology, including adjustments related to Winter Storm Uri related one-time cash tax. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance, as well as a reconciliation of net cash provided by operating activities / total debt, net (and gross margin to total debt, net) to FFO/Debt. Management evaluates the Company’s financial performance in part based on non-GAAP income, non-GAAP EPS and long-term FFO/Debt. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, non-GAAP EPS and FFO/Debt financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share, net cash provided by operating activities to total debt, net and gross margin to total debt, net, which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer CenterPoint Energy’s Scope 1 GHG emissions estimates are calculated from GHG emissions that directly come from its operations. CenterPoint Energy’s Scope 2 GHG emissions estimates are calculated from GHG emissions that indirectly come from its energy usage, but because Texas is in an unregulated market, its Scope 2 GHG estimates do not take into account Texas electric transmission and distribution assets in the line loss calculation and exclude GHG emissions related to purchased power between 2024E-2026E. CenterPoint Energy’s Scope 3 GHG emissions estimates are based on the total natural gas supply delivered to residential and commercial customers as reported in the U.S. Energy Information Administration (EIA) Form EIA-176 reports and do not take into account the GHG emissions of transport customers and GHG emissions related to upstream extraction. While CenterPoint Energy believes that it has a clear path towards achieving its Net Zero GHG emissions (Scope 1 and certain Scope 2) by 2035 goals, its analysis and path forward required it to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, CenterPoint Energy’s actual results and ability to achieve Net Zero Scope 1 and certain Scope 2 GHG emissions by 2035 could differ materially from its expectations. Certain of the assumptions that could impact our ability to meet its Net Zero Scope 1 and certain Scope 2 GHG emissions goals include, but are not limited to: GHG emission levels, service territory size and capacity needs remaining in line with company expectations (inclusive of changes related to the announced sale of CenterPoint Energy’s Louisiana and Mississippi natural gas LDC businesses); regulatory approval of Indiana Electric’s generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; CenterPoint Energy’s ability to implement its modernization plans for its pipelines and facilities; the ability to complete and implement generation alternatives to Indiana Electric’s coal generation and retirement dates of Indiana Electric’s coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of or scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; changes in applicable standards, metrics, methodologies or frameworks; and enhancement of energy efficiencies. Additional Information